SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 12, 2005, the Registrant announced certain preliminary financial results for its second quarter ended June 30, 2005.

The Registrant expects to release its second quarter 2005 financial results on Thursday, July 28, 2005 at 3:00 P.M. Central Time/ 4:00 P.M. Eastern Time. The Registrant is planning a conference call and webcast on Thursday, July 28, 2005, at 4:00 P.M. Central Time/5:00 P.M. Eastern Time to discuss its second quarter financial results and its outlook for the future. A replay of the conference call and webcast will be available through August 11, 2005 via the Registrant’s website at www.microtune.com or by calling 203-369-1490.

A copy of the Registrant’s press release regarding certain preliminary second quarter financial results is attached to this Current Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp
Chief Financial Officer

Date: July 13, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Registrant’s press release issued on July 12, 2005, announcing certain preliminary financial results for its second quarter ended June 30, 2005.